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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 12, 2002

                              Eonnet Media, Inc.
            (Exact name of registrant as specified in its charter)

           Florida                    0-28097                  59-3569844
(State or other jurisdiction of     (File Number)            (IRS Employer
         incorporation)                                    Identification No.)

                      6925 112th Circle North, Suite 101
                             Largo, Florida 33773
                   (Address of principal executive offices)

       Registrant's telephone number, including area code (727) 546-6473
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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

    On March 12, 2002, Brimmer, Burek & Keelan LLP ("BBK") declined to stand for reappointment as the Company's independent auditors because BBK determined it was not independent with respect to the 2001 year-end audit, due to the nonpayment of prior year fees.

    BBK's audit report on the financial statements of the Company as of December 31, 2000 and for the period from May 14, 1999 (date of inception) to December 31, 2000 expressed an unqualified opinion and included an explanatory paragraph related to the Company's ability to continue as a going concern.

    The Company believes there were no disagreements with BBK within the meaning of Instruction 4 to Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audit of the Company's financial statements for the period from May 14, 1999 (date of inception) to December 31, 2000 or for any subsequent interim period, which disagreements if not resolved to their satisfaction would have caused BBK to make reference to the subject matter of the disagreements in connection with its report.

    During the period from May 14, 1999 (date of inception) to December 31, 2000 and through the present, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) of the type required to be disclosed by that section. The Company has not consulted with any other independent auditors regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might
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be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

      On March 13, 2002, the Company engaged Stark Winter Schenkein & Co., LLP as the Company's independent auditors for the year ended December 31, 2001, replacing the firm of BBK. The change was approved by the Company's audit committee.

      A letter of BBK addressed to the Securities and Exchange Commission is included as Exhibit 16 to this Form 8-K. Such letter states that such firm agrees with the statements made by the Company in this Item 4.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits:


       16   Letter of BBK to the Securities and Exchange Commission included herein pursuant to the requirements of Item 304(a)(3) of Regulation S-K.


                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                             EONNET MEDIA, INC.


March 13, 2002                           By: /s/ Vikrant Sharma
                                             --------------------------
                                                 Vikrant Sharma
                                                 Chief Executive Officer